UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________

FORM 8-K
___________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):			August 04, 2026
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Aramark
(Exact Name of Registrant Specified in Charter) ____________________________
Delaware		001-36223	20-8236097
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)
2400 Market Street			19103
Philadelphia,	Pennsylvania
(Address of Principal Executive Offices)			(Zip Code)

(215)	238-3000
(Registrant's Telephone Number, Including Area Code)
N/A (Former name or former address, if changed since last report.)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class		Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock,	par value $0.01 per share	ARMK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
On August 4, 2026, the Board of Directors (the “Board”) of Aramark (the “Company”) increased the number of directors on the Board to 12 directors and elected Antony F. Spring, age 61, as a director to serve until his successor is elected and qualified. The committees on which Mr. Spring will serve have not been determined.

Mr. Spring is currently the Chairman and Chief Executive Officer of Macy’s, Inc., a multi-channel retail organization, and has served in such role since 2024. Prior to that Mr. Spring served as the President of Macy’s, Inc. from 2023 to 2024, as Executive Vice President of Macy’s, Inc. from 2021 to 2023 and as Chairman and CEO of Bloomingdales from 2014 to 2023. There are no arrangements or understandings between Mr. Spring and any other persons pursuant to which he was appointed to the Board and no family relationships among any of the Company’s directors or executive officers and Mr. Spring. Mr. Spring does not have any direct or indirect interest in any transaction required to be disclosed pursuant to Item 404 (a) of Regulation S-K.

In connection with his appointment to the Board, Mr. Spring became eligible to participate in the Company’s director compensation policies and programs as adopted by the Board from time to time. The Company’s current non-employee director compensation program is described in the Company’s Definitive Proxy Statement for its 2026 annual meeting of stockholders, filed with the U.S. Securities and Exchange Commission on December 22, 2025. In addition, Mr. Spring will enter into an indemnification agreement with the Company consistent with the form of the existing indemnification agreement entered into between the Company and its directors.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aramark

Date:	August 7, 2026	By:	/s/ Christopher T. Schilling
		Name:	Christopher T. Schilling
		Title:	Senior Vice President, Controller and
Chief Accounting Officer